EAST COAST IDEAS INVESTOR CONFERENCE JUNE 2019 Thomas P. Meissner, Jr. Chairman, Chief Executive Officer and President Exhibit 99.1

SAFE HARBOR PROVISION This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding Unitil Corporation’s (“Unitil”) financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: Unitil’s regulatory environment (including regulations relating to climate change, greenhouse gas emissions and other environmental matters); fluctuations in the supply of, demand for, and the prices of energy commodities and transmission capacity and Unitil’s ability to recover energy commodity costs in its rates; customers’ preferred energy sources; severe storms and Unitil’s ability to recover storm costs in its rates; general economic conditions; changes in taxation; variations in weather; long-term global climate change; catastrophic events; numerous hazards and operating risks relating to Unitil’s electric and natural gas distribution activities; Unitil’s ability to retain its existing customers and attract new customers; Unitil’s energy brokering customers’ performance and energy used under multi-year energy brokering contracts; increased competition; integrity and security of operational and information systems; publicity and reputational risks; and other risks detailed in Unitil's filings with the Securities and Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil's Annual Report on Form 10-K for the year ended December 31, 2018. Readers should not place undue reliance on any forward looking statements, which speak only as of the date they are made. Except as may be required by law, Unitil undertakes no obligation to update any forward-looking statements to reflect any change in Unitil’s expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. PAGE

Unitil Corporation is a public utility holding company whose mission is to safely and reliably deliver energy for life and provide our customers with affordable and sustainable energy solutions Investment grade utility Diversified Net Utility Plant of more than $1 billion Gas 65%, Electric 35% NH 44%, ME 31%, MA 25% Growing customer base PAGE About Unitil

PROSPEROUS SERVICE AREAS *Source: Building permit data from U.S. Census Bureau Building Permits Survey. Unemployment data from U.S. Bureau of Labor Statistics Building Permits Up 22% in Maine since 2015; almost double the national average Strong Employment Growth NH added over 20,000 jobs in 2018 Unemployment 3.4% or lower across all state jurisdictions Large Construction Projects Billion dollar mixed-use development in Salem, NH underway will add as many as 1,000 new customers Roughly 10 new hotels planned or under construction in Portland, Maine Thousands of new housing units permitted or under construction PAGE

RECENT HIGHLIGHTS Eighth consecutive year of record earnings Net income rose 13.8% to $33.0 million EPS rose 8.3% to $2.23/share Focusing on Growth Opportunities Gas franchise expansions approved to serve three new towns in New Hampshire Ongoing expansion into two cities in Maine Increased investment to support gas growth and infrastructure replacement/modernization Strategic review & divestiture of unregulated energy brokering and advisory subsidiary Strong Operational Performance #1 in New England for customer satisfaction Exceeded all service quality metrics for safety, reliability, and customer service Leading gas emergency response and pipeline safety programs PAGE Customer Satisfaction Earnings Per Share

HISTORICAL PERFORMANCE Total Shareholder Return * Data as of 12/31/2018 PAGE Unitil has outperformed the broader markets and the utility industry

REGULATED DISTRIBUTION MODEL Regulated utilities are natural monopolies with an obligation to safely and reliably serve customers Returns are driven by investments in utility plant Revenue Requirement = Rate Base × Allowed Rate of Return + Expenses Generation and transmission costs do not impact earnings Margin more meaningful than revenues PAGE Stable Business Model Pure play natural gas and electric distribution utility

OPERATIONAL EXCELLENCE Ranked #1 in New England for overall customer satisfaction Leading gas emergency response and pipeline safety programs Responded to >99.9% of emergency calls in less than 60 minutes Advanced data collection to capture and integrate asset information in real time Dynamic mobile leak survey automates data collection and record keeping of gas detection surveys Targeting top quartile electric reliability ~50% reduction in customer average annual outage duration since 2010 Industry-leading vegetation management programs have reduced tree-related outages by 74% Continued strong performance recovering from major storms 88% Customer Satisfaction Electric Reliability 6% higher than the Northeast average PAGE Average Minutes of Interruption

CUSTOMER GROWTH Service Area Expansions Innovative Targeted Area Buildout (TAB) programs in Maine Gas franchise expansions to serve three new towns in New Hampshire Installed approximately 100 miles of new distribution mains over the past 5 years Natural Gas Opportunity Cleaner and more affordable than fuel oil Residential customer can save ~$400 per year (23%) by converting from oil to gas Natural gas emits 27% less carbon than #2 fuel oil when used for heating Low on-the-main penetration rate of 62% PAGE Fuel Used For Home Heating (NH) One of the fastest customer growth rates in New England over the past five years! Fuel Used For Home Heating (ME) 5-Year gas customer growth CAGR of 1.7% 5-Year gas and electric margin CAGR of 5.3%

INFRASTRUCTURE MODERNIZATION PAGE Regulatory initiatives in MA and NH support new investments to modernize the electric system MA – implementation started, total spending of ~$25 million over ten years with strong cost recovery NH – plan under development, with estimated spending of ~$60 million Electric Grid Modernization Total spending remaining on infrastructure replacement programs >$150 million with strong cost recovery Estimated completion in 2024 (ME) and 2034 (MA); NH completed 2017 Upgrades simultaneously enhance public safety and expand capacity Gas Infrastructure Replacement

INCREASING INVESTMENT Total Rate Base growth of 7.6% over the past five years Revenue Requirement = Rate Base × Allowed Rate of Return + Expense Recovery Increased capital spending program to support gas growth and distribution system modernization 20% more capital spending projected in 2019-2021 than compared to the prior three years PAGE Historic and Forecast Capital Spending $385 mm Historical Rate Base Growth $’s in millions $’s in millions 7.6% CAGR $320 mm

FINANCIAL STRENGTH Declining payout ratio – down from 77% to 66% over the last 5 years – while also increasing the annual dividend each year Plowing back more earnings will help fund increase in investment program Investment grade rating Standard & Poor’s issuer rating of BBB+ across Unitil Corporation Moody’s issuer rating of Baa1 for distribution subsidiaries Balanced capital structure of approximately 50% equity and 50% long-term debt Declining Payout Ratio Balanced Capital Structure Long-Term Debt Equity PAGE

REGULATORY ACTIVITY Notice provided to the Maine PUC of intent to file a gas base rate case for Northern Utilities (ME only) Approximate revenue deficiency request of $7.0 million Final order and updated rates expected in Q2 2020 Recent order from MA DPU doubles limit on annual cash recovery of gas infrastructure replacement investments in Massachusetts Revenue cap increased from 1.5% to 3.0% PAGE

Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team KEY INVESTMENT HIGHLIGHTS PAGE Regulated local distribution utility business model Growing service areas and customer base Diversified natural gas and electric operations Dividend strength Experienced management team

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LOW RISK UTILITY IN NEW ENGLAND Northern Utilities – Operates in Maine and New Hampshire Local gas distribution company Service area along the seacoast, including Portland the largest city north of Boston Unitil Energy Systems – New Hampshire Electric distribution utility providing service to the seacoast and capital regions of NH Fitchburg Gas & Electric Light Company - Massachusetts Providing gas and electric distribution in central MA Distribution revenue is decoupled Granite State Gas – Maine & New Hampshire Interstate gas transmission pipeline Regulated by the FERC Fast Facts (Year End 2018) Sales Margin of $208.8 million Net Income of $33.0 million 188,300 customers Total assets of $1.3 billion NH 44%, ME 31%, MA 25% Gas 65%, Electric 35% *Data as of 12/2018 PAGE

EXPANSION OPPORTUNITIES Increased total sales margin by $6.9 million or 3.4% compared to prior year, net of tax reduction 5-Year Gas and Electric margin CAGR of 5.3% More than 10,000 customers added in last 5 years NH gas franchise expansions Received regulatory approval for three new franchise requests to serve Atkinson, Kingston and Epping Target Area Buildout (TAB) progress Saco, ME – Initial 3-year build-out complete; exceeded targeted customer additions Sanford, ME – First year of build-out completed with installation of ~7 miles of new mains in the city’s downtown Robust economic growth across service areas Gas System Expansion PAGE

RETURN ON EQUITY Company Average Common Equity (as of 03/19) LTM ROE (as of 03/19) (1) Northern Utilities (New Hampshire) $201.5 8.2% Northern Utilities (Maine) Unitil Energy $81.8 9.9% Fitchburg (Electric) $78.1 5.1% Fitchburg (Gas) Granite State $14.2 10.7% Unitil Corporation $361.0 12.2% PAGE (1) ROE calculated by dividing last twelve months GAAP Net Income by Average Common Equity

2019 Rate Relief Summary Company Activity Dollars (in Millions) Date Effective Northern Utilities (New Hampshire) 2018 Rate Relief (Net of TCJA) Capital Tracker - 2019 $0.6 $1.4 Q1/Q2 2018 Q2 2019 Northern Utilities (Maine) 2018 Rate Relief (Net of TCJA) Capital Tracker – 2019 $1.0 $1.0 Q1/Q2 2018 Q2 2019 Unitil Energy 2018 Rate Relief (Net of TCJA) Capital Tracker – 2019 ($0.3) $0.3 Q1/Q2 2018 Q2 2019 Fitchburg (Electric) 2018 Rate Relief (Net of TCJA) Electric Capital Tracker – 2019 2018 Rate Relief (Net of TCJA) Gas Capital Tracker – 2019 ($0.1) $0.9 $0.1 $0.8 Q1/Q2 2018 Q2 2019 Q1/Q2 2018 Q2 2019 Fitchburg (Gas) Granite State 2018 Rate Relief (Net of TCJA) $0.0 Q2 2018 PAGE Over $4 million in 2019 rate relief planned outside of rate cases